SUMMARY PROSPECTUS May 1, 2023
T. ROWE PRICE
Spectrum Income Fund
RPSIX TSPNX	Investor Class I Class

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, shareholder reports, and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2023, as amended or supplemented, and Statement of Additional Information, dated May 1, 2023, as amended or supplemented.

SUMMARY	1

Investment Objective(s)

The fund seeks a high level of current income with moderate share price fluctuation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table or example below.

Fees and Expenses of the Fund
	Investor Class	I Class
Shareholder fees (fees paid directly from your investment)
Maximum account fee	$20 [a]	—
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.62%	0.47%

Other expenses	—	—

Total annual fund operating expenses	0.62	0.47

[a]	Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$63	$199	$346	$774
I Class	48	151	263	591

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies

The fund broadly diversifies its assets among a set of T. Rowe Price mutual funds representing specific market segments. The fund, which normally invests in a variety of U.S. and international bond funds, including emerging market bond funds, a money market fund, and an income-oriented stock fund, seeks to maintain broad exposure to several markets in an

T. ROWE PRICE	2

attempt to reduce the impact of markets that are declining and to benefit from strong performance in particular market segments over time.

The fund invests in funds holding high-quality U.S. and international bonds, high-yield bonds (“junk” bonds), short- and long-term securities, inflation-linked securities, dividend-paying stocks and other instruments (such as bank loans). In addition, the fund may invest in individual securities on a limited basis.

Within the ranges shown in the following table, the portfolio managers decide how much of the fund’s assets to allocate to particular underlying funds based on the outlook for, and on the relative valuations of, the underlying funds and the various markets and asset classes in which they invest.

Asset Allocation Ranges for Underlying Funds

Spectrum Income Fund	Investment Range
Corporate Income	0%-10%
Dynamic Global Bond	0%-10%
Emerging Markets Bond	0%-20%
Emerging Markets Local Currency Bond	0%-10%
Equity Income	5%-25%
Floating Rate	0%-10%
GNMA	5%-20%
High Yield	5%-25%
Inflation Protected Bond	0%-10%
International Bond	0%-15%
International Bond (USD Hedged)	0%-20%
Limited Duration Inflation Focused Bond	0%-10%
New Income	10%-30%
Short-Term Bond	0%-15%
U.S. Treasury Intermediate Index	0%-10%
U.S. Treasury Long-Term Index	0%-15%
U.S. Treasury Money	0%-25%
Ultra Short-Term Bond	0%-10%

The fund may sell shares of the underlying funds for a variety of reasons, including to realize gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks

As with any fund, there is no guarantee that the fund will achieve its objective(s). The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund, which may be even greater in bad or uncertain market conditions, are summarized as follows:

Active management/Asset allocation The fund’s overall level of risk will directly correspond to the risks of the underlying funds in which it invests. By investing in many underlying funds, the fund has partial exposure to the risks of different areas of the market. However, the selection of the underlying funds and the allocation of the fund’s assets among the various asset

SUMMARY	3

classes, market sectors, and investment styles represented by those underlying funds could cause the fund to underperform other funds with a similar benchmark or investment objective(s).

Investments in other funds The fund bears the risk that its underlying funds will fail to successfully employ their investment strategies. One or more underlying fund’s underperformance or failure to meet its investment objective(s) as intended could cause the fund to underperform similarly managed funds.

Market conditions The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by an underlying fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of an underlying fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war, military conflict, or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses (including sanctions). Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

Bond exposure An underlying bond fund’s share price can fall because of various factors affecting bonds or due to general weakness in the overall bond markets. The fund invests in underlying funds with varying levels of credit risk, interest rate risk, inflation risk, and liquidity risk. At times, participants in bond markets may develop concerns about the ability of certain issuers to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall bond markets and the related derivatives markets, which could hamper an underlying fund’s ability to sell the bonds in which it invests or to find and purchase suitable investments.

Interest rates The prices of, and the income generated by, bonds and other debt instruments held by an underlying fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. The prices and yields of inflation-linked bonds are directly impacted by the rate of inflation as well as changes in interest rates. Generally, underlying bond funds with longer weighted average maturities and durations carry greater interest rate risk. Changes in monetary policy made by central banks and/or governments, such as the discontinuation and replacement of benchmark rates, are likely to affect the interest rates or yields of securities in which an underlying fund invests.

T. ROWE PRICE	4

Prepayments and extensions Underlying funds that invest in mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option are subject to prepayment risks because the principal on the security may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the underlying fund’s portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile.

Junk investing Investments in bonds that are rated below investment grade, commonly referred to as junk bonds, and loans that are rated below investment grade, expose an underlying fund to greater volatility and credit risk than investments in securities that are rated investment-grade. Issuers of junk bonds and loans are usually not as strong financially and are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. As a result, bonds and loans rated below investment grade carry a higher risk of default and should be considered speculative.

Credit quality An issuer of a debt instrument held by an underlying fund could suffer an adverse change in financial condition that results in a payment default (failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation. The fund’s exposure to credit risk is increased to the extent the fund invests in underlying funds that hold securities that are not considered investment-grade. Holdings that are rated below investment grade carry greater risk of default and erratic price swings due, in part, to potentially adverse changes in the credit quality of the issuer.

International investing Investing in underlying funds that hold the securities of non-U.S. issuers involves special risks not typically associated with investing in underlying funds that hold securities of U.S. issuers. Non-U.S. securities tend to be more volatile and have lower overall liquidity than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, investments outside the U.S. are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.

Emerging markets Investing in underlying funds that hold securities of issuers in emerging market countries involves greater risk and overall volatility than investing in underlying funds that hold securities of issuers in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable, than those of developed countries. In addition to the risks normally associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on an underlying fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

SUMMARY	5

Bank loans Underlying funds that invest in bank loans expose the fund to additional risks beyond those normally associated with more traditional debt instruments. An underlying fund’s ability to receive payments in connection with a loan depends primarily on the financial condition of the borrower and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing a loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price and they have significantly longer settlement periods than more traditional investments. Bank loans often involve borrowers whose financial condition is troubled or highly leveraged, which increases an underlying fund’s risk that the fund may not receive its proceeds in a timely manner or that the fund may incur losses in order to pay redemption proceeds to its shareholders. Since floating interest rates on bank loans are typically based on a percentage above LIBOR (London Interbank Offered Rate), the expected discontinuation in 2023 for the majority of the LIBOR rates could adversely impact the performance of underlying funds that hold bank loans.

Dividend-paying stocks To the extent the fund invests in an underlying fund that focuses on dividend-paying stocks, it is exposed to greater volatility and the risk of stock market declines that could cause the fund to underperform funds with similar objectives. Stocks of established companies paying high dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates could cause a company to reduce or eliminate its dividend.

Liquidity An underlying fund may not be able to meet requests to redeem shares without significant dilution of the remaining shareholders’ interests in the fund. A particular investment or an entire market segment may become less liquid or even illiquid, sometimes abruptly, which could limit a fund’s ability to purchase or sell holdings in a timely manner at a desired price. Reduced liquidity can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Large redemptions may also have a negative impact on an underlying fund’s overall liquidity.

Money market investments An underlying money market fund may not be able to maintain a stable $1.00 share price at all times. If a money market fund fails to maintain a stable net asset value, or if there is a perceived threat that a money market fund is likely to fail to maintain a stable net asset value, the underlying fund could experience significant redemption activity.

Cybersecurity breaches The fund could be harmed by intentional cyberattacks and other cybersecurity breaches, including unauthorized access to the fund’s assets, customer data and confidential shareholder information, or other proprietary information. In addition, a cybersecurity breach could cause one of the fund’s service providers or financial intermediaries to suffer unauthorized data access, data corruption, or loss of operational functionality.

Performance

The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

T. ROWE PRICE	6

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Investor Class. Returns for other share classes vary since they have different expenses.

SPECTRUM INCOME FUND

Calendar Year Returns

	Quarter Ended	Total Return		Quarter Ended	Total Return
Best Quarter	6/30/20	7.99%	Worst Quarter	3/31/20	-9.30%

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund, if applicable.

In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA. After-tax returns are shown only for the Investor Class and will differ for other share classes.

SUMMARY	7

Average Annual Total Returns
	Periods ended
	December 31, 2022

				Since	Inception
	1 Year	5 Years	10 Years	inception	date
Investor Class					06/29/1990
Returns before taxes	-10.59%	1.11%	2.52%	—%
Returns after taxes on distributions	-12.13	-0.39	0.96	—
Returns after taxes on distributions and sale
of fund shares	-6.08	0.37	1.38	—
I Class					05/03/2021
Returns before taxes	-10.53	—	—	-5.81

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	-13.01	0.02	1.06	-7.46 [a]
Lipper Multi-Sector Income Funds Average
	-10.43	0.75	2.25	-5.82 [b]

a Return since 5/3/21.

b Return since 4/30/21.

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price or Price Associates)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Charles M. Shriver	Cochair of Investment Advisory Committee	2011	1991
Toby M. Thompson	Cochair of Investment Advisory Committee	2020	1993*

* Mr. Thompson originally joined T. Rowe Price in 1993 and returned to T. Rowe Price in 2010.

Purchase and Sale of Fund Shares

The Investor Class generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums generally are waived for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

The I Class requires a $500,000 minimum initial investment per fund per account registration, although the initial investment minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, certain client accounts for which T. Rowe Price or its

T. ROWE PRICE	8

affiliate has discretionary investment authority, qualifying directly held accounts, and certain other types of accounts.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, generally may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

This page intentionally left blank.

This page intentionally left blank.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F88-045 5/1/23